UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  July 31, 2014

Date of reporting period:  July 31, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT
July 31, 2014

O’Shaughnessy All Cap Core Fund
Class A Shares – OFAAX
Class C Shares – OFACX
Class I Shares – OFAIX

O’Shaughnessy Enhanced Dividend Fund
Class A Shares – OFDAX
Class C Shares – OFDCX
Class I Shares – OFDIX

O’Shaughnessy Small/Mid Cap Growth Fund
Class A Shares – OFMAX
Class I Shares – OFMIX

O’Shaughnessy Mutual Funds

All Cap Core Fund

For the fiscal year ended July 31, 2014, the All Cap Core Fund had an historically average year, with Class A shares returning 15.89% (without the effect of sales charges), Class C shares returning 15.02% and Class I shares returning 16.18%, while the Russell 3000® Index returned 16.37% and the S&P 500® Index returned 16.94% for the same period.

Several positions were detractors from performance, including Gamestop Corp. and Dun & Bradstreet Corp. The Fund was also hurt due to its zero weight in Apple, Inc., which performed well. Performance was boosted, however, by several overweights to stocks such as Safeway, Inc., Seagate Technology, and Wynn Resorts Ltd.

Based on our key factors of high yield, attractive valuation, and high momentum, the Fund was hurt by stock selection in the Energy and Consumer Discretionary sectors. The Fund was helped by stock selection in the Financial and Consumer Staples sectors.

Based on our historical research, the factors that we emphasize in the Fund should outperform over longer holding periods, but have shorter periods of time when they are less successful. We believe the key to success with this type of strategy is patience, and we expect stocks with attractive yields, valuations and momentum to outperform in the years to come.

Enhanced Dividend Fund

For the fiscal year ended July 31, 2014, the Enhanced Dividend Fund outperformed its benchmarks, with Class A shares returning 19.41% (without the effect of sales charges), Class C shares returning 18.48% and Class I shares returning 19.64%, while the MSCI All Country World Index returned 15.91% and the Russell 1000 Value® Index returned 15.47% for the same period.

High yielding stocks had a strong year.  Because the Enhanced Dividend Fund emphasizes value stocks with high yields, the Fund outperformed the MSCI All Country World Index during the period.

The Fund was helped by allocations to AstraZeneca PLC, Orange, and Lorrillard, Inc., all of which did well for the year. The main detractors from return were holdings in Ecopetrol SA, Transocean Ltd., and Vimpelcom Ltd.

Selecting securities based on high yield led to a very substantial overweight in the Telecommunications sector, with an average weight of 34.5% versus an average benchmark weight of just 3.9%.  Our allocation to the sector did help returns for the year and we continue to see strong opportunities in the sector.

Based on our historical research back to 1926, large cap, market-leading stocks with high dividend yields have been very strong performers relative to the overall market in the long run. We believe the key to success with this type of strategy is patience, and we expect stocks with attractive yields to outperform in the years to come.

Small/Mid Cap Growth Fund

For the fiscal year ended July 31, 2014, the Small/Mid Cap Growth Fund underperformed with Class A shares returning 10.57% (without the effect of sales charges) and Class I shares returning 10.83%, while the Russell 2500 Growth® Index returned 11.64% for the same period.

The Small/Mid Cap Growth Fund has a high exposure to smaller cap stocks with high momentum, and it underperformed its benchmark, the Russell 2500 Growth® Index.

Based on our key factors of reasonable valuation, strong earnings growth and strong momentum, the Fund was particularly hurt in the Consumer Discretionary and Financial sectors, where stock selection was weak and caused the majority of the Fund’s underperformance relative to the benchmark for the period.  The main positive contribution to return came from holdings such as NN, Inc., Alliant Techsystems, Inc., and Greenbrier Co., Inc.

Based on our historical research, the factors that we emphasize in the Fund should outperform over longer holding periods, but have shorter periods of time when they lead to underperformance versus the benchmark. We believe the key to success with this type of strategy is patience, and we expect stocks with attractive valuations and strong earnings and price momentum to outperform in the years to come.

O’Shaughnessy Mutual Funds

Outlook

Nothing has changed about our general outlook: we believe equities in the U.S. remain richly valued relative to their own history and relative to other global regions. In our opinion, equity prices are more attractive in Europe, Asia and the Emerging Markets. Historically, when valuations are high, returns over the subsequent 10-year period are lower than average — and vice versa. However, our research shows that market level valuations are not an effective tool for timing markets. In a more expensive market, we believe that investors should own stocks with certain key proven factors — cheaper valuations, high quality balance sheets and earnings, and strong dividend yield — as we continue to do in our portfolios.

We do not know what will happen in the third quarter and prefer to focus on longer investment horizons. Instead, we revisit several evergreen rules for active portfolio management to which we subscribe:

To beat the benchmark, be different

We believe portfolios designed to outperform the market must be very different than the market to succeed. The modern term for such differentiation is “active share,” and we are believers that higher active share increases the odds of earning unique returns (both good and bad).1  For example, the Enhanced Dividend Fund has an active share of 95%, meaning that 95% of the portfolio holdings are distinct from the MSCI All Country World Index benchmark.

Be different with purpose

While being different from the benchmark is essential, there are prudent and imprudent ways to do so. Owning a concentrated portfolio of expensive, over-levered companies may result in a differentiated portfolio, but a rather senseless one. We believe that portfolios should be built using proven stock selection factors like quality, valuation, and yield. We believe that these factors have and will continue to work because investors — emotional beings at their core — systematically misprice stocks. They are overly pessimistic on the downside, euphoric on the upside, are slow to digest new information, and neglect important information (e.g. focus myopically on earnings but ignore cash flows). These persistent errors create opportunities for disciplined investors to exploit.

Maintain discipline to thoughtfully constructed strategies

Constructing portfolios that are different from the benchmark can be painful at times because periods of weak performance can occur. Therefore, maintaining discipline can be as important as having a good strategy. Even the most effective strategies will have periods of difficult underperformance.

1
Cremers, Martijn and Petajisto, Antti, How Active is Your Fund Manager? A New Measure That Predicts Performance (March 31, 2009). AFA 2007 Chicago Meetings Paper; EFA 2007 Ljubljana Meetings Paper; Yale ICF Working Paper No. 06-14.

O’Shaughnessy Mutual Funds

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Investments in foreign securities involve political, economic and currency risks, greater volatility, and differences in accounting methods. REITS and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt and erratic price movements than the overall securities markets. Investments in small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Risks of derivatives include the possible imperfect correlation between the value of instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that instruments may not be liquid.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please read the Schedule of Investments for a complete list of fund holdings.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  The Russell 2500 Growth™ Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.  The Standard & Poor’s 500® Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and current index membership.  The MSCI All Country World Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance in the global developed and emerging markets.  The Russell 1000 Value® Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  You cannot invest directly in an index.

Dividend Yield is the financial ratio that shows how much a company pays out in dividends each year relative to its share price (equal to most recent dividend payment per share (annualized) divided by price per share).

Active Share is the proportion of stock holdings in a mutual fund's composition that was different from the composition found in its benchmark. The greater the difference between the asset composition of the fund and its benchmark, the greater the active share. Accordingly there is a positive correlation between a fund's active-share value and the fund's performance against its benchmark.

Must be preceded or accompanied by a prospectus.

The O’Shaughnessy Funds are distributed by Quasar Distributors, LLC.

O’SHAUGHNESSY ALL CAP CORE FUND
Comparison of the change in value of a $100,000 investment in the
O’Shaughnessy All Cap Core Fund – Class I Shares vs the Russell 3000® Index and the S&P 500® Index

		Since
Average Annual Total Return:	1 Year	Inception(1)
O’Shaughnessy All Cap Core Fund – Class A (with sales load)	9.78%	16.01%
O’Shaughnessy All Cap Core Fund – Class A (without sales load)	15.89%	17.59%
O’Shaughnessy All Cap Core Fund – Class C (with CDSC)	14.02%	16.54%
O’Shaughnessy All Cap Core Fund – Class C (without CDSC)	15.02%	16.54%
O’Shaughnessy All Cap Core Fund – Class I	16.18%	17.71%
Russell 3000® Index	16.37%	18.55%
S&P 500® Index	16.94%	18.32%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-291-7827.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.25% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for one year or less after purchase.  Performance data shown does not reflect the 2% redemption fee imposed on shares held for 90 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

(1)	The Fund commenced operations on August 16, 2010.

O’SHAUGHNESSY ENHANCED DIVIDEND FUND
Comparison of the change in value of a $100,000 investment in the O’Shaughnessy Enhanced
Dividend Fund – Class I Shares vs the MSCI AC World Index and the Russell 1000 Value® Index

		Since
Average Annual Total Return:	1 Year	Inception(1)
O’Shaughnessy Enhanced Dividend Fund – Class A (with sales load)	13.15%	10.67%
O’Shaughnessy Enhanced Dividend Fund – Class A (without sales load)	19.41%	12.18%
O’Shaughnessy Enhanced Dividend Fund – Class C (with CDSC)	17.48%	11.35%
O’Shaughnessy Enhanced Dividend Fund – Class C (without CDSC)	18.48%	11.35%
O’Shaughnessy Enhanced Dividend Fund – Class I	19.64%	12.47%
MSCI All Country World Index	15.91%	12.90%
Russell 1000 Value® Index	15.47%	18.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-291-7827.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.25% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for one year or less after purchase.  Performance data shown does not reflect the 2% redemption fee imposed on shares held for 90 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The MSCI All Country World Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance in the global developed and emerging markets. The term “free-float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors.

The Russell 1000 Value® Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

(1)	The Fund commenced operations on August 16, 2010.

O’SHAUGHNESSY SMALL/MID CAP GROWTH FUND
Comparison of the change in value of a $100,000 investment in the
O’Shaughnessy Small/Mid Cap Growth Fund – Class I Shares vs the Russell 2500 Growth™ Index

		Since
Average Annual Total Return:	1 Year	Inception(1)
O’Shaughnessy Small/Mid Cap Growth Fund – Class A (with sales load)	4.77%	14.47%
O’Shaughnessy Small/Mid Cap Growth Fund – Class A (without sales load)	10.57%	16.03%
O’Shaughnessy Small/Mid Cap Growth Fund – Class I	10.83%	16.33%
Russell 2500 Growth™ Index	11.64%	19.80%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-291-7827.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.25% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  Performance data shown does not reflect the 2% redemption fee imposed on shares held for 90 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell 2500 Growth™ Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

(1)	The Fund commenced operations on August 16, 2010.

O’Shaughnessy Mutual Funds

Expense Example
at July 31, 2014 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (2/1/14 – 7/31/14).

Actual Expenses
For each class of each fund, two lines are presented in the tables below – the first line for each class provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% for Class A shares of the All Cap Core Fund and the Enhanced Dividend Fund, 1.44% for Class A shares of the Small/Mid Cap Growth Fund, 1.99% for Class C shares of the All Cap Core Fund and the Enhanced Dividend Fund, 0.99% for Class I shares of the All Cap Core Fund and the Enhanced Dividend Fund, and 1.19% for Class I shares of the Small/Mid Cap Growth Fund, per the operating expenses limitation agreement. In addition, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

O’Shaughnessy Mutual Funds

Expense Example (Continued)
at July 31, 2014 (Unaudited)

O’Shaughnessy All Cap Core Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/14	7/31/14	(2/1/14 – 7/31/14)
Class A Actual	$1,000.00	$1,057.00	$6.27
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,018.70	$ 6.16

Class C Actual	$1,000.00	$1,053.00	$10.08
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,014.98	$ 9.89

Class I Actual	$1,000.00	$1,058.40	$ 5.00
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,019.93	$ 4.91

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 1.98%, and 0.98% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

O’Shaughnessy Enhanced Dividend Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/14	7/31/14	(2/1/14 – 7/31/14)
Class A Actual	$1,000.00	$1,132.30	$ 6.56
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,018.65	$ 6.21

Class C Actual	$1,000.00	$1,127.50	$10.50
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,014.93	$ 9.94

Class I Actual	$1,000.00	$1,133.30	$ 5.24
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,019.89	$ 4.96

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, 1.99%, and 0.99% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

O’Shaughnessy Small/Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/14	7/31/14	(2/1/14 – 7/31/14)
Class A Actual	$1,000.00	$ 985.90	$7.09
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,017.65	$7.20

Class I Actual	$1,000.00	$ 986.70	$5.86
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,018.89	$5.96

*
Expenses are equal to the Fund’s annualized expense ratio of 1.44% and 1.19% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

O’Shaughnessy All Cap Core Fund

Sector Allocation of Portfolio Assets
at July 31, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MCSI, Inc. and Standard and Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy Enhanced Dividend Fund

Sector Allocation of Portfolio Assets
at July 31, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MCSI, Inc. and Standard and Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy Small/Mid Cap Growth Fund

Sector Allocation of Portfolio Assets
at July 31, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MCSI, Inc. and Standard and Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy All Cap Core Fund

Schedule of Investments
at July 31, 2014

Shares		Value
	COMMON STOCKS – 100.42%
	Aerospace & Defense – 7.11%
14,757	The Boeing Co.	$1,777,923
54,518	Exelis, Inc.	918,083
13,430	General Dynamics Corp.	1,568,221
9,339	Honeywell International, Inc.	857,600
10,692	Huntington Ingalls Industries, Inc.	972,117
12,045	Lockheed Martin Corp.	2,011,154
8,958	Northrop Grumman Corp.	1,104,253
5,188	Raytheon Co.	470,915
		9,680,266
	Airlines – 1.95%
57,581	Delta Air Lines, Inc.	2,156,984
10,003	Hawaiian Holdings, Inc.*	139,342
12,742	SkyWest, Inc.	136,212
3,452	Spirit Airlines, Inc.*	225,830
		2,658,368
	Auto Components – 1.10%
3,631	BorgWarner, Inc.	226,030
14,187	Delphi Automotive PLC#	947,692
12,711	The Goodyear Tire & Rubber Co.	319,936
		1,493,658
	Beverages – 1.37%
26,074	Coca-Cola Enterprises, Inc.	1,185,063
11,582	Dr. Pepper Snapple Group, Inc.	680,558
		1,865,621
	Biotechnology – 0.98%
2,197	Biogen Idec, Inc.*	734,655
6,540	Gilead Sciences, Inc.*	598,737
		1,333,392
	Building Products – 0.73%
50,293	AAON, Inc.	986,749

	Capital Markets – 2.63%
24,645	Ameriprise Financial, Inc.	2,947,542
3,656	The Goldman Sachs Group, Inc.	632,013
		3,579,555
	Chemicals – 5.46%
4,681	CF Industries Holdings, Inc.	1,171,841
49,687	The Dow Chemical Co.	2,537,515
24,086	LyondellBasell Industries NV – Class A#	2,559,137
368	NewMarket Corp.	142,416
38,118	Olin Corp.	1,012,795
		7,423,704

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Commercial Services & Supplies – 0.61%
11,482	The ADT Corp.	$399,574
2,856	G & K Services, Inc. – Class A	137,345
6,844	Tyco International Ltd.#	295,319
		832,238
	Communications Equipment – 0.19%
27,821	Brocade Communications Systems, Inc.	256,231

	Computers & Peripherals – 5.07%
10,575	Lexmark International, Inc. – Class A	507,917
10,313	NetApp, Inc.	400,557
2,091	SanDisk Corp.	191,766
85,460	Seagate Technology PLC#	5,007,956
7,872	Western Digital Corp.	785,862
		6,894,058
	Construction & Engineering – 0.79%
31,622	AECOM Technology Corp.*	1,073,567

	Containers & Packaging – 0.26%
5,808	Ball Corp.	355,798

	Diversified Consumer Services – 0.79%
6,464	Outerwall, Inc.*	355,649
13,991	Strayer Education, Inc.*	725,014
		1,080,663
	Diversified Financial Services – 0.80%
4,336	CBOE Holdings, Inc.	210,166
11,002	McGraw Hill Financial, Inc.	882,580
		1,092,746
	Diversified Telecommunication Services – 6.80%
171,106	AT&T, Inc.	6,089,662
12,683	CenturyLink, Inc.	497,681
60,368	Frontier Communications Corp.	395,410
44,232	IDT Corp. – Class B	689,577
259,763	Vonage Holdings Corp.*	903,975
58,966	Windstream Holdings, Inc.	675,750
		9,252,055
	Electrical Equipment – 0.82%
2,161	Acuity Brands, Inc.	231,810
2,909	EnerSys, Inc.	184,518
5,766	Thermo Fisher Scientific, Inc.	700,569
		1,116,897
	Electronic Equipment, Instruments & Components – 0.12%
6,283	Insight Enterprises, Inc.*	165,054

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Energy Equipment & Services – 0.97%
10,798	Halliburton Co.	$744,954
8,356	Patterson-UTI Energy, Inc.	287,029
6,582	RPC, Inc.	148,095
7,473	Tesco Corp.#	145,873
		1,325,951
	Food & Staples Retailing – 2.11%
13,744	The Andersons, Inc.	742,451
30,731	The Kroger Co.	1,505,204
8,554	Wal-Mart Stores, Inc.	629,403
		2,877,058
	Food Products – 1.36%
7,136	Sanderson Farms, Inc.	650,018
32,109	Tyson Foods, Inc. – Class A	1,194,776
		1,844,794
	Gas Utilities – 0.64%
18,049	UGI Corp.	876,098

	Health Care Equipment & Supplies – 0.75%
15,724	St. Jude Medical, Inc.	1,025,048

	Health Care Providers & Services – 5.11%
1,752	Aetna, Inc.	135,833
8,576	AmerisourceBergen Corp.	659,580
9,374	Cigna Corp.	844,035
5,259	Corvel Corp.*	211,832
20,068	ExamWorks Group, Inc.*	708,200
11,256	Magellan Health Services, Inc.*	648,346
1,299	McKesson Corp.	249,226
3,340	Omnicare, Inc.	208,750
38,547	Quest Diagnostics, Inc.	2,355,222
53,653	Triple-S Management Corp. – Class B*#	927,124
		6,948,148
	Hotels, Restaurants & Leisure – 2.50%
5,241	Burger King Worldwide, Inc.	138,258
6,371	Marriott International, Inc. – Class A	412,267
26,334	Sonic Corp.*	543,797
13,442	Starbucks Corp.	1,044,175
5,914	Wynn Resorts Ltd.	1,260,865
		3,399,362
	Household Durables – 0.14%
3,847	Universal Electronics, Inc.*	183,233

	Independent Power Producers & Energy Traders – 0.11%
10,142	AES Corp.	148,175

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Industrial Conglomerates – 1.35%
72,761	General Electric Co.	$1,829,939

	Insurance – 4.41%
37,047	Assurant, Inc.	2,347,298
40,757	The Travelers Companies, Inc.	3,650,197
		5,997,495
	Internet Software & Services – 2.50%
2,840	IAC/InterActiveCorp.	190,848
44,593	VeriSign, Inc.*	2,410,252
22,520	Yahoo!, Inc.*	806,441
		3,407,541
	IT Services – 5.54%
5,519	Broadridge Financial Solutions, Inc.	222,802
2,337	Computer Sciences Corp.	145,805
17,591	International Business Machines Corp.	3,371,667
22,754	Mastercard, Inc. – Class A	1,687,209
6,931	Science Applications International Corp.	289,508
104,403	The Western Union Co.	1,823,920
		7,540,911
	Machinery – 3.71%
9,185	Caterpillar, Inc.	925,389
25,146	Flowserve Corp.	1,861,810
5,578	The Greenbrier Companies, Inc.	359,502
1,659	Hyster-Yale Materials Handling, Inc.	132,886
8,776	Ingersoll-Rand PLC#	515,941
6,139	The Manitowoc Co., Inc.	163,052
6,621	Oshkosh Corp.	306,023
7,348	Pentair PLC#	470,786
7,120	Trinity Industries, Inc.	310,717
		5,046,106
	Media – 7.37%
36,406	DIRECTV*	3,132,736
815	Graham Holdings Co. – Class B	558,886
31,698	Live Nation Entertainment, Inc.*	735,711
49,820	Twenty-First Century Fox, Inc. – Class A	1,578,298
48,703	Viacom, Inc. – Class B	4,026,277
		10,031,908
	Multi-line Retail – 0.11%
1,277	Dillard’s, Inc. – Class A	152,244

	Oil, Gas & Consumable Fuels – 7.83%
3,674	EOG Resources, Inc.	402,083
33,242	Exxon Mobil Corp.	3,288,963
4,029	Green Plains, Inc.	151,047

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
3,132	HollyFrontier Corp.	$147,235
49,908	Marathon Petroleum Corp.	4,166,320
3,212	Panhandle Oil And Gas, Inc. – Class A	206,917
29,560	PBF Energy, Inc. – Class A	801,076
4,845	Rex American Resources Corp.*	408,676
4,287	Targa Resources Corp.	546,593
13,054	Western Refining, Inc.	534,692
		10,653,602
	Paper & Forest Products – 0.15%
5,657	Domtar Corp.	203,199

	Pharmaceuticals – 4.46%
5,485	AbbVie, Inc.	287,085
1,846	Johnson & Johnson	184,766
186,349	Pfizer, Inc.	5,348,216
1,859	Salix Pharmaceuticals Ltd.*	245,221
		6,065,288
	Professional Services – 1.97%
22,945	Dun & Bradstreet Corp.	2,524,638
31,591	Hill International, Inc.*	151,953
		2,676,591
	Semiconductors & Semiconductor Equipment – 2.32%
18,995	Lam Research Corp.	1,329,650
22,753	Micron Technology, Inc.*	695,104
35,906	NVIDIA Corp.	628,355
9,929	Skyworks Solutions, Inc.	503,996
		3,157,105
	Software – 1.43%
3,473	Aspen Technology, Inc.*	150,867
4,552	Blackbaud, Inc.	167,104
16,594	Manhattan Associates, Inc.*	487,200
34,546	Take-Two Interactive Software, Inc.*	773,139
4,089	Tyler Technologies, Inc.*	370,995
		1,949,305
	Specialty Retail – 5.12%
9,597	Abercrombie & Fitch Co. – Class A	377,546
1,020	AutoZone, Inc.*	527,371
13,588	GameStop Corp. – Class A	570,288
64,180	Home Depot, Inc.	5,188,953
2,042	O’Reilly Automotive, Inc.*	306,300
		6,970,458

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods – 0.88%
4,795	Hanesbrands, Inc.	$468,519
9,508	Nike, Inc. – Class B	733,352
		1,201,871
	Total Common Stocks (Cost $119,250,903)	136,652,050

	REITS – 0.10%
	Real Estate Management & Development – 0.10%
4,375	CBRE Group, Inc. – Class A*	134,925
	Total REITS (Cost $141,456)	134,925
	Total Investments in Securities (Cost $119,392,359) – 100.52%	136,786,975
	Liabilities in Excess of Other Assets – (0.52)%	(706,663)
	Net Assets – 100.00%	$136,080,312

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments
at July 31, 2014

Shares		Value
	COMMON STOCKS – 95.49%
	Aerospace & Defense – 3.31%
141,250	BAE Systems PLC – ADR	$4,086,362
6,287	Lockheed Martin Corp.	1,049,740
		5,136,102
	Chemicals – 2.30%
100,310	Potash Corporation of Saskatchewan, Inc. – ADR	3,560,002

	Commercial Banks – 4.97%
103,384	Bank of Montreal#	7,709,345

	Diversified Telecommunication Services – 21.71%
106,115	AT&T, Inc.	3,776,633
64,168	BCE, Inc.#	2,905,527
198,457	CenturyLink, Inc.	7,787,453
353,680	Deutsche Telekom AG – ADR	5,768,521
344,163	Orange S.A. – ADR	5,355,176
12,333	Telefonica S.A. – ADR	200,288
12,913	Telenor ASA – ADR	894,871
214,852	Telstra Corp., Ltd. – ADR	5,467,983
11,340	TELUS Corp.#	395,766
22,442	Verizon Communications, Inc.	1,131,526
		33,683,744
	Energy Equipment & Services – 8.16%
93,395	Ensco PLC – Class A#	4,730,457
48,128	Noble Corp. PLC#	1,509,775
159,079	Transocean Ltd.#	6,417,247
		12,657,479
	Food Products – 0.27%
7,844	Kraft Foods Group, Inc.	420,321

	Insurance – 2.98%
52,208	AXA S.A. – ADR	1,200,262
19,457	Sun Life Financial, Inc.#	741,895
31,565	Swiss Re AG – ADR	2,682,236
		4,624,393
	Media – 3.17%
200,678	Shaw Communications, Inc. – Class B	4,918,618

	Metals & Mining – 2.14%
28,222	BHP Billiton PLC – ADR	1,923,612
186,187	Companhia Siderurgica Nacional S.A. – ADR	925,349
19,947	Teck Resources Ltd. – Class B#	477,930
		3,326,891
	Office Electronics – 2.59%
122,726	Canon, Inc. – ADR	4,024,186

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels – 23.53%
96,842	BP PLC – ADR	$4,742,353
340,384	Canadian Oil Sands Ltd.#	7,272,985
9,397	China Petroleum & Chemical Corp. – ADR	917,523
4,190	CNOOC Ltd. – ADR	740,247
12,565	ConocoPhillips	1,036,612
188,702	Ecopetrol S.A. – ADR	6,366,805
101,409	ENI S.p.A. – ADR	5,151,577
280,314	Gazprom OAO – ADR	2,054,702
26,661	Husky Energy, Inc.#	812,894
43,886	Royal Dutch Shell PLC – ADR	3,591,191
59,297	Total S.A. – ADR	3,824,657
		36,511,546
	Pharmaceuticals – 1.76%
26,160	Eli Lilly & Co.	1,597,330
23,528	GlaxoSmithKline PLC – ADR	1,138,049
		2,735,379
	Semiconductors & Semiconductor Equipment – 0.67%
30,715	Intel Corp.	1,040,931

	Specialty Retail – 0.62%
82,481	Staples, Inc.	955,955

	Textiles, Apparel & Luxury Goods – 0.38%
17,080	Coach, Inc.	590,285

	Tobacco – 5.75%
60,129	Altria Group, Inc.	2,441,237
87,581	Lorillard, Inc.	5,296,899
21,297	Reynolds American, Inc.	1,189,437
		8,927,573
	Wireless Telecommunication Services – 11.18%
105,120	China Mobile Ltd. – ADR	5,727,989
285,345	Mobile Telesystems – ADR	5,116,236
78,741	NTT DoCoMo, Inc. – ADR	1,380,330
9,825	Rogers Communications, Inc. – Class B#	383,568
142,640	Vodafone Group PLC – ADR	4,738,499
		17,346,622
	Total Common Stocks (Cost $136,990,633)	148,169,372

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	PREFERRED STOCKS – 2.64%
	Diversified Telecommunication Services – 2.64%
203,214	Telefonica Brasil S.A. – ADR	$4,094,762
	Total Preferred Stocks (Cost $4,579,401)	4,094,762
	Total Investments in Securities (Cost $141,570,034) – 98.13%	152,264,134
	Other Assets in Excess of Liabilities – 1.87%	2,908,286
	Net Assets – 100.00%	$155,172,420

#	U.S. traded security of a foreign issuer.
ADR – American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments (Continued)
at July 31, 2014

Country Allocation

Country	% of Net Assets
United States	20.0%
Canada	18.9%
United Kingdom	14.8%
France	6.7%
Switzerland	5.9%
Russian Federation	4.6%
Hong Kong	4.2%
Colombia	4.1%
Germany	3.7%
Australia	3.5%
Japan	3.5%
Italy	3.3%
Brazil	3.2%
Netherlands	2.3%
China	0.6%
Norway	0.6%
Spain	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments
at July 31, 2014

Shares		Value
	COMMON STOCKS – 99.51%
	Aerospace & Defense – 2.74%
543	Curtiss-Wright Corp.	$34,486
541	Engility Holdings, Inc.*	18,697
4,605	Exelis, Inc.	77,548
1,793	Huntington Ingalls Industries, Inc.	163,020
469	Spirit Aerosystems Holdings, Inc. – Class A*	15,275
		309,026
	Airlines – 1.64%
2,195	Air France – KLM – ADR*	23,772
8,060	Hawaiian Holdings, Inc.*	112,276
752	Spirit Airlines, Inc.*	49,196
		185,244
	Auto Components – 4.68%
1,725	Gentex Corp.	49,852
1,012	Gentherm, Inc.*	42,352
1,427	The Goodyear Tire & Rubber Co.	35,918
339	Lear Corp.	31,924
3,400	Modine Manufacturing Co.*	46,818
1,373	Standard Motor Products, Inc.	49,497
1,604	Tower International, Inc.*	50,526
2,670	Valeo S.A. – ADR	160,600
625	Visteon Corp.*	59,688
		527,175
	Beverages – 0.28%
252	Coca-Cola Bottling Co.	17,595
198	Molson Coors Brewing Co. – Class B	13,371
		30,966
	Biotechnology – 0.33%
413	United Therapeutics Corp.*	37,558

	Building Products – 2.01%
2,258	A.O. Smith Corp.	105,449
5,423	AAON, Inc.	106,399
1,566	PGT, Inc.*	14,501
		226,349
	Capital Markets – 0.75%
1,241	Calamos Asset Management, Inc. – Class A	14,718
1,231	FXMC, Inc. – Class A	16,766
1,575	HFF, Inc. – Class A*	53,487
		84,971
	Chemicals – 2.67%
356	A. Schulman, Inc.	14,147
275	Cabot Corp.	14,407
184	Celanese Corp. – Class A	10,711
1,723	FutureFuel Corp.	27,154
856	Huntsman Corp.	22,299

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
480	International Flavors & Fragrances, Inc.	$48,475
293	NewMarket Corp.	113,391
548	PolyOne Corp.	20,797
420	Quaker Chemical Corp.	29,656
		301,037
	Commercial Services & Supplies – 2.84%
1,209	G & K Services, Inc. – Class A	58,141
804	KAR Auction Services, Inc.	23,565
2,954	Kimball International, Inc. – Class B	46,585
1,423	R.R. Donnelley & Sons Co.	24,703
3,695	U.S. Ecology, Inc.	167,236
		320,230
	Communications Equipment – 0.76%
3,727	Ituran Location and Control Ltd.#	85,721

	Computers & Peripherals – 1.01%
2,583	Electronics for Imaging, Inc.*	113,833

	Construction & Engineering – 0.13%
1,001	Comfort Systems USA, Inc.	14,915

	Construction Materials – 0.44%
752	Caesarstone Sdot-Yam Ltd.*#	32,607
186	Eagle Materials, Inc.	16,893
		49,500
	Containers & Packaging – 2.10%
1,409	Ball Corp.	86,315
2,276	Packaging Corp. of America	150,580
		236,895
	Distributors – 0.35%
828	Core-Mark Holding Co., Inc.	39,082

	Diversified Consumer Services – 3.43%
7,077	China Distance Education Holdings Ltd. – ADR	112,595
537	DeVry Education Group, Inc.	21,464
1,683	New Oriental Education & Technology Group, Inc. – ADR*	32,903
6,135	TAL Education Group – ADR*	180,676
8,751	Xueda Education Group – ADR	39,029
		386,667
	Diversified Financial Services – 0.23%
534	CBOE Holdings, Inc.	25,883

	Diversified Telecommunication Services – 2.06%
3,312	Frontier Communications Corp.	21,694

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Diversified Telecommunication Services (Continued)
3,649	Hellenic Telecommunications Organization S.A. – ADR*	$24,740
2,065	IDT Corp. – Class B	32,193
5,156	Telecom Corp. of New Zealand Ltd. – ADR	61,640
7,988	Windstream Holdings, Inc.	91,542
		231,809
	Electrical Equipment – 1.23%
796	Acuity Brands, Inc.	85,387
839	EnerSys, Inc.	53,218
		138,605
	Electronic Equipment, Instruments & Components – 1.39%
717	Benchmark Electronics, Inc.*	17,316
558	CDW Corp. of Delaware	17,237
1,755	Flextronics International Ltd.*#	18,234
1,476	Newport Corp.*	25,550
1,171	Sanmina Corp.*	27,273
635	Zebra Technologies Corp. – Class A*	50,844
		156,454
	Energy Equipment & Services – 5.43%
105	Core Laboratories N.V.#	15,375
495	Helmerich & Payne, Inc.	52,599
3,475	Matrix Service Co.*	93,304
1,380	Nabors Industries Ltd.#	37,481
11,910	North American Energy Partners, Inc.#	86,347
2,694	Patterson-UTI Energy, Inc.	92,539
2,178	Pioneer Energy Services Corp.*	32,038
5,259	RPC, Inc.	118,327
986	Superior Energy Services, Inc.	33,130
1,357	Tesco Corp.#	26,489
379	Unit Corp.*	24,010
		611,639
	Food & Staples Retailing – 1.05%
2,191	The Andersons, Inc.	118,358

	Food Products – 2.91%
997	Cal-Maine Foods, Inc.	70,986
2,575	Gruma S.A.B. de C.V. – ADR*	112,991
524	Industrias Bachoco S.A.B. de C.V. – ADR	27,845
341	Ingredion, Inc.	25,108
559	Sanderson Farms, Inc.	50,919
1,078	Tyson Foods, Inc. – Class A	40,112
		327,961
	Health Care Equipment & Supplies – 1.60%
2,029	Anika Therapeutics, Inc.*	85,340
1,299	Masimo Corp.*	31,280

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
1,192	Vascular Solutions, Inc.*	$29,407
850	West Pharmaceutical Services, Inc.	34,638
		180,665
	Health Care Providers & Services – 4.92%
3,513	Concord Medical Services Holdings Ltd. – ADR*	29,193
4,007	Corvel Corp.*	161,402
2,850	ExamWorks Group, Inc.*	100,576
802	Healthways, Inc.*	13,867
1,053	LifePoint Hospitals, Inc.*	75,521
1,542	Omnicare, Inc.	96,375
3,641	Select Medical Holdings Corp.	56,581
189	Universal Health Services, Inc. – Class B	20,147
		553,662
	Health Care Technology – 0.16%
651	Omnicell, Inc.*	17,837

	Hotels, Restaurants & Leisure – 6.74%
2,853	Burger King Worldwide, Inc.	75,262
607	Cracker Barrel Old Country Store, Inc.	58,855
699	Famous Dave’s of America, Inc.*	17,426
1,537	Hyatt Hotels Corp. – Class A*	90,422
1,772	InterContinental Hotels Group PLC – ADR	71,571
845	International Game Technology	14,306
1,814	Jack in the Box, Inc.	103,743
1,093	Red Robin Gourmet Burgers, Inc.*	70,345
1,414	Royal Caribbean Cruises Ltd.#	84,345
6,878	Sonic Corp.*	142,031
1,251	Texas Roadhouse, Inc.	31,125
		759,431
	Household Durables – 0.58%
407	Garmin Ltd.#	22,401
309	Helen of Troy Ltd.*#	16,572
612	La-Z-Boy, Inc.	12,876
282	Universal Electronics, Inc.*	13,432
		65,281
	Internet & Catalog Retail – 0.54%
556	Liberty Ventures – Class A*	38,453
1,385	NutriSystem, Inc.	22,229
		60,682
	Internet Software & Services – 1.43%
1,891	comScore, Inc.*	68,435
185	CoStar Group, Inc.*	26,590
382	Envestnet, Inc.*	16,659
735	IAC/InterActiveCorp.	49,392
		161,076

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	IT Services – 2.86%
2,083	Acxiom Corp.*	$38,161
1,095	Broadridge Financial Solutions, Inc.	44,205
264	Computer Sciences Corp.	16,471
1,006	CSG Systems International, Inc.	26,196
2,323	Euronet Worldwide, Inc.*	116,243
135	FleetCor Technologies, Inc.*	17,927
810	Sykes Enterprises, Inc.*	16,767
2,284	WNS Holdings Ltd. – ADR*	46,023
		321,993
	Leisure Products – 0.19%
1,712	Smith & Wesson Holding Corp.*	21,143

	Life Sciences Tools & Services – 1.10%
398	PerkinElmer, Inc.	18,396
3,431	WuXi PharmaTech Cayman, Inc. – ADR*	105,709
		124,105
	Machinery – 6.89%
755	Albany International Corp. – Class A	27,059
1,496	CIRCOR International, Inc.	107,518
828	Columbus Mckinnon Corp.	19,251
946	Conrad Industries, Inc.*	35,030
2,249	The Greenbrier Companies, Inc.	144,948
658	Kadant, Inc.	25,096
6,030	NN, Inc.	174,870
4,662	Trinity Industries, Inc.	203,450
400	Wabco Holdings, Inc.*	38,992
		776,214
	Marine – 0.34%
97	Kirby Corp.*	11,297
3,377	Navios Maritime Holdings, Inc.#	26,915
		38,212
	Media – 3.53%
204	Graham Holdings Co. – Class B	139,893
325	John Wiley & Sons, Inc. – Class A	19,529
806	Lions Gate Entertainment Corp.#	24,825
5,481	Live Nation Entertainment, Inc.*	127,214
4,173	MDC Partners, Inc. – Class A#	86,047
		397,508
	Multi-line Retail – 0.55%
515	Dillard’s, Inc. – Class A	61,398

	Oil, Gas & Consumable Fuels – 3.29%
6,197	Abraxas Petroleum Corp.*	31,605
1,181	Enerplus Corp.#	27,069

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
932	Panhandle Oil and Gas, Inc. – Class A	$60,039
358	SM Energy Co.	28,117
1,195	Targa Resources Corp.	152,363
763	Vermilion Energy, Inc.#	50,251
236	Whiting Petroleum Corp.*	20,884
		370,328
	Paper & Forest Products – 0.35%
954	Schweitzer-Mauduit International, Inc.	38,952

	Personal Products – 0.09%
182	Nu Skin Enterprises, Inc. – Class A	10,682

	Pharmaceuticals – 2.37%
1,831	Depomed, Inc.*	18,218
1,248	Jazz Pharmaceuticals PLC*#	174,383
561	Salix Pharmaceuticals Ltd.*	74,002
		266,603
	Professional Services – 2.30%
424	Barrett Business Services, Inc.	24,202
3,616	Hill International, Inc.*	17,393
1,481	Huron Consulting Group, Inc.*	89,512
1,018	Navigant Consulting, Inc.*	16,614
860	Towers Watson & Co. – Class A	87,737
396	VSE Corp.	23,590
		259,048
	Road & Rail – 2.76%
538	ArcBest Corp.	17,071
2,117	Avis Budget Group, Inc.*	118,954
626	Heartland Express, Inc.	14,054
2,713	Knight Transportation, Inc.	65,003
1,111	Ryder System, Inc.	95,690
		310,772
	Semiconductors & Semiconductor Equipment – 5.51%
15,092	Advanced Semiconductor Engineering, Inc. – ADR	90,401
6,547	Amkor Technology, Inc.*	57,941
3,769	Integrated Device Technology, Inc.*	54,123
3,636	Marvell Technology Group Ltd.#	48,504
1,785	Silicon Motion Technology Corp. – ADR	41,162
9,410	Siliconware Precision Industries Co. – ADR	62,576
3,371	Skyworks Solutions, Inc.	171,112
10,938	Ultra Clean Holdings, Inc.*	94,832
		620,651

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Software – 4.24%
1,084	Advent Software, Inc.	$35,187
1,282	American Software, Inc. – Class A	11,935
378	Aspen Technology, Inc.*	16,420
364	Blackbaud, Inc.	13,362
2,765	Callidus Software, Inc.*	29,641
995	Electronic Arts, Inc.*	33,432
5,387	Magic Software Enterprises Ltd.#	37,224
5,801	Manhattan Associates, Inc.*	170,317
693	Open Text Corp.#	38,565
1,415	PTC, Inc.*	50,883
322	Tyler Technologies, Inc.*	29,215
248	Verint Systems, Inc.*	11,641
		477,822
	Specialty Retail – 0.86%
977	Brown Shoe Co., Inc.	27,542
590	The Finish Line, Inc. – Class A	15,511
691	Foot Locker, Inc.	32,843
1,105	Kirkland’s, Inc.*	20,785
		96,681
	Technology Hardware, Storage & Peripherals – 0.69%
5,303	Logitech International S.A.#	77,424

	Textiles, Apparel & Luxury Goods – 2.19%
768	G-III Apparel Group Ltd.*	59,651
1,911	Hanesbrands, Inc.	186,724
		246,375
	Tobacco – 0.21%
1,136	Vector Group Ltd.	23,322

	Trading Companies & Distributors – 1.86%
3,873	Aceto Corp.	64,911
1,497	Bunzl PLC – ADR	40,419
989	United Rentals, Inc.*	104,735
		210,065
	Transportation Infrastructure – 0.72%
691	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. – ADR	21,773
873	Grupo Aeroportuario del Pacifico S.A.B. de C.V. – ADR	58,770
		80,543

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2014

Shares		Value
	COMMON STOCKS (Continued)
	Wireless Telecommunication Services – 0.18%
520	United States Cellular Corp.*	$20,327
	Total Common Stocks (Cost $10,507,959)	11,208,680
	Total Investments in Securities (Cost $10,507,959) – 99.51%	11,208,680
	Other Assets in Excess of Liabilities – 0.49%	55,734
	Net Assets – 100.00%	$11,264,414

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR – American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Statements of Assets and Liabilities
at July 31, 2014

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
ASSETS
Investments in securities, at value (cost $119,392,359,
$141,570,034, and $10,507,959, respectively)	$136,786,975	$152,264,134	$11,208,680
Cash	534,097	2,830,394	265,422
Receivables:
Securities sold	—	1,980,360	674,281
Fund shares issued	54,184	629,590	17,407
Dividends	169,506	816,892	6,030
Due from Advisor (Note 4)	—	—	6,241
Prepaid expenses	17,801	20,870	11,957
Total assets	137,562,563	158,542,240	12,190,018
LIABILITIES
Payables:
Securities purchased	—	2,935,688	865,465
Distributions payable	—	57,202	—
Fund shares redeemed	1,246,024	127,712	—
Administration fees	7,998	7,443	6,541
Audit fees	19,501	19,501	19,500
Transfer agent fees and expenses	9,698	8,251	4,995
Due to Advisor (Note 4)	85,194	109,772	—
Custody fees	2,738	1,255	3,543
Legal fees	2,927	2,678	4,750
Fund accounting fees	8,826	7,928	8,137
Chief Compliance Officer fee	1,332	1,333	1,333
Distribution fees	87,112	85,325	8,074
Shareholder reporting	10,901	5,732	2,973
Accrued other expenses	—	—	293
Total liabilities	1,482,251	3,369,820	925,604
NET ASSETS	$136,080,312	$155,172,420	$11,264,414

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Statements of Assets and Liabilities (Continued)
at July 31, 2014

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$6,470,906	$18,477,915	$3,747,803
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	379,065	1,363,860	243,673
Net asset value and redemption price per share	$17.07	$13.55	$15.38
Maximum offering price per share
(Net asset value per share divided by 94.75%)	$18.02	$14.30	$16.23
Class C Shares
Net assets applicable to shares outstanding	$10,139,527	$8,895,436	—
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	608,000	661,129	—
Net asset value and offering
price per share (Note 1)	$16.68	$13.45	—
Class I Shares
Net assets applicable to shares outstanding	$119,469,879	$127,799,069	$7,516,611
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	7,010,383	9,401,967	483,643
Net asset value, offering and
redemption price per share	$17.04	$13.59	$15.54

COMPONENTS OF NET ASSETS
Paid-in capital	$99,830,329	$136,669,723	$8,920,382
Undistributed net investment income/(loss)	583,168	8,475	(5,285)
Accumulated net realized gain on investments	18,272,199	7,800,382	1,648,597
Net unrealized appreciation of investments	17,394,616	10,693,840	700,720
Net assets	$136,080,312	$155,172,420	$11,264,414

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

(This Page Intentionally Left Blank.)

O’Shaughnessy Mutual Funds

Statements of Operations
For the Year Ended July 31, 2014

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $487, $622,249, and $3,898, respectively)	$2,671,043	$8,599,383	$130,968
Total income	2,671,043	8,599,383	130,968
Expenses
Advisory fees (Note 4)	755,955	854,998	65,169
Distribution fees – Class A (Note 5)	13,180	53,678	9,673
Distribution fees – Class C (Note 5)	90,873	73,705	—
Transfer agent fees and expenses (Note 4)	64,850	62,660	30,731
Fund accounting fees (Note 4)	51,185	47,119	45,479
Administration fees (Note 4)	49,002	49,002	41,475
Registration fees	41,846	46,082	25,748
Audit fees	19,401	19,401	19,501
Reports to shareholders	13,925	9,144	2,514
Custody fees (Note 4)	13,139	11,107	14,494
Miscellaneous expense	11,131	9,448	5,905
Legal fees	10,872	10,115	9,093
Chief Compliance Officer fee (Note 4)	7,999	7,999	7,999
Trustee fees	7,354	6,995	5,375
Insurance expense	5,543	3,856	2,299
Other fees	82	—	—
Total expenses	1,156,337	1,265,309	285,455
Advisory fee recoupment or waiver
and expense reimbursement (Note 4)	299,541	164,302	(146,530)
Net expenses	1,455,878	1,429,611	138,925
Net investment income/(loss)	1,215,165	7,169,772	(7,957)
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	23,787,176	8,364,399	2,117,898
Net change in unrealized
appreciation on investments	(4,796,759)	7,199,739	(1,075,163)
Net realized and unrealized
gain on investments	18,990,417	15,564,138	1,042,735
Net increase in net assets
resulting from operations	$20,205,582	$22,733,910	$1,034,778

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,215,165	$1,565,790
Net realized gain on investments	23,787,176	5,571,232
Net change in unrealized
appreciation on investments	(4,796,759)	18,071,246
Net increase in net assets resulting from operations	20,205,582	25,208,268

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(36,547)	(46,854)
Class C Shares	(20,358)	(48,592)
Class I Shares	(1,192,857)	(1,282,967)
From net realized gain on investments
Class A Shares	(348,840)	—
Class C Shares	(710,126)	—
Class I Shares	(8,934,377)	—
Total distributions to shareholders	(11,243,105)	(1,378,413)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	1,209,025	39,028,956
Total increase in net assets	10,171,502	62,858,811

NET ASSETS
Beginning of year	125,908,810	63,049,999
End of year	$136,080,312	$125,908,810
Includes undistributed net investment income of	$583,168	$662,872

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Statements of Changes in Net Assets (Continued)

(a)   A summary of share transactions is as follows:
	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Class A Shares
Net proceeds from shares sold	$1,894,140	$931,267
Distributions reinvested	379,516	45,934
Payment for shares redeemed	(322,042)	(1,425,289)+
Net increase/(decrease) in net assets from capital share transactions	$1,951,614	$(448,088)
+ Net of redemption fees of	$—	$1,112

Class C Shares
Net proceeds from shares sold	$2,847,900	$640,401
Distributions reinvested	730,484	48,592
Payment for shares redeemed	(1,376,948)+	(1,483,861)+
Net increase/(decrease) in net assets from capital share transactions	$2,201,436	$(794,868)
+ Net of redemption fees of	$500	$117

Class I Shares
Net proceeds from shares sold	$21,226,206	$51,521,091
Distributions reinvested	7,896,348	1,090,769
Payment for shares redeemed	(32,066,579)+	(12,339,948)+
Net increase/(decrease) in net assets from capital share transactions	$(2,944,025)	$40,271,912
+ Net of redemption fees of	$1,755	$4,498
	$1,209,025	$39,028,956

Class A Shares
Shares sold	112,198	66,934
Shares issued on reinvestment of distributions	23,326	3,580
Shares redeemed	(19,457)	(105,016)
Net increase/(decrease) in shares outstanding	116,067	(34,502)

Class C Shares
Shares sold	170,281	46,842
Shares issued on reinvestment of distributions	45,741	3,848
Shares redeemed	(85,745)	(104,595)
Net increase/(decrease) in shares outstanding	130,277	(53,905)

Class I Shares
Shares sold	1,272,747	3,814,296
Shares issued on reinvestment of distributions	487,128	85,350
Shares redeemed	(1,909,139)	(858,499)
Net increase/(decrease) in shares outstanding	(149,264)	3,041,147
	97,080	2,952,740

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,169,772	$1,967,978
Net realized gain on investments	8,364,399	1,026,223
Net change in unrealized
appreciation/(depreciation) on investments	7,199,739	3,526,604
Net increase in net assets
resulting from operations	22,733,910	6,520,805

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,157,640)	(305,600)
Class C Shares	(336,271)	(153,533)
Class I Shares	(5,666,317)	(1,528,023)
From net realized gain on investments
Class A Shares	(6,637)	—
Class C Shares	(2,444)	—
Class I Shares	(34,853)	—
Total distributions to shareholders	(7,204,162)	(1,987,156)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	46,299,052	58,384,822
Total increase in net assets	61,828,800	62,918,471

NET ASSETS
Beginning of year	93,343,620	30,425,149
End of year	$155,172,420	$93,343,620
Includes undistributed net investment income of	$8,475	$—

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Statements of Changes in Net Assets (Continued)

(a)   A summary of share transactions is as follows:
	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Class A Shares
Net proceeds from shares sold	$12,639,929	$10,796,399
Distributions reinvested	1,081,805	286,882
Payment for shares redeemed	(13,100,046)+	(1,684,174)+
Net increase in net assets from capital share transactions	$621,688	$9,399,107
+ Net of redemption fees of	$3,076	$3,036

Class C Shares
Net proceeds from shares sold	$2,279,173	$1,005,750
Distributions reinvested	338,179	153,417
Payment for shares redeemed	(736,866)	(1,590,746)+
Net increase/(decrease) in net assets from capital share transactions	$1,880,486	$(431,579)
+ Net of redemption fees of	$—	$109

Class I Shares
Net proceeds from shares sold	$52,450,839	$59,840,918
Distributions reinvested	4,863,542	1,289,641
Payment for shares redeemed	(13,517,503)+	(11,713,265)+
Net increase in net assets from capital share transactions	$43,796,878	$49,417,294
+ Net of redemption fees of	$9,587	$3,061
	$46,299,052	$58,384,822

Class A Shares
Shares sold	981,155	927,866
Shares issued on reinvestment of distributions	81,364	24,680
Shares redeemed	(961,817)	(144,381)
Net increase in shares outstanding	100,702	808,165

Class C Shares
Shares sold	174,929	86,742
Shares issued on reinvestment of distributions	25,614	13,365
Shares redeemed	(57,989)	(138,037)
Net increase/(decrease) in shares outstanding	142,554	(37,930)

Class I Shares
Shares sold	4,046,558	5,077,643
Shares issued on reinvestment of distributions	364,872	110,487
Shares redeemed	(1,042,761)	(990,507)
Net increase in shares outstanding	3,368,669	4,197,623
	3,611,925	4,967,858

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(7,957)	$17,522
Net realized gain on investments	2,117,898	1,226,183
Net change in unrealized appreciation
on investments	(1,075,163)	1,231,122
Net increase in net assets
resulting from operations	1,034,778	2,474,827

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(7,521)
Class I Shares	—	(24,081)
From net realized gain on investments
Class A Shares	(563,680)	—
Class I Shares	(946,888)	—
Total distributions to shareholders	(1,510,568)	(31,602)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	1,366,595	599,520
Total increase in net assets	890,805	3,042,745

NET ASSETS
Beginning of year	10,373,609	7,330,864
End of year	$11,264,414	$10,373,609
Includes undistributed net investment loss of	$(5,285)	$(9,783)

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Statements of Changes in Net Assets (Continued)

(a)   A summary of share transactions is as follows:
	Year Ended	Year Ended
	July 31, 2014	July 31, 2013
Class A Shares
Net proceeds from shares sold	$795,828	$1,104,345
Distributions reinvested	563,680	7,521
Payment for shares redeemed	(892,559)	(505,873)+
Net increase in net assets from capital share transactions	$466,949	$605,993
+ Net of redemption fees of	$—	$168

Class I Shares
Net proceeds from shares sold	$1,309,614	$1,040,960
Distributions reinvested	543,249	14,438
Payment for shares redeemed	(953,217)	(1,061,871)+
Net increase/(decrease) in net assets from capital share transactions	$899,646	$(6,473)
+ Net of redemption fees of	$—	$31
	$1,366,595	$599,520

Class A Shares
Shares sold	49,594	78,434
Shares issued on reinvestment of distributions	36,555	585
Shares redeemed	(57,656)	(35,324)
Net increase in shares outstanding	28,493	43,695

Class I Shares
Shares sold	80,812	73,739
Shares issued on reinvestment of distributions	34,913	1,117
Shares redeemed	(59,445)	(75,987)
Net increase/(decrease) in shares outstanding	56,280	(1,131)
	84,773	42,564

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Financial Highlights
For a share outstanding throughout the period

Class A Shares
				August 16, 2010*
	Year Ended	Year Ended	Year Ended	to
	July 31, 2014	July 31, 2013	July 31, 2012	July 31, 2011
Net asset value, beginning of period	$15.98	$12.78	$12.08	$10.00

Income from investment operations:
Net investment income†	0.12	0.20	0.12	0.07
Net realized and unrealized
gain on investments	2.35	3.17	0.67	1.99
Total from investment operations	2.47	3.37	0.79	2.06

Less distributions:
From net investment income	(0.13)	(0.17)	(0.03)	(0.02)
From net realized gain
on investments	(1.25)	—	(0.06)	(0.02)
Total distributions	(1.38)	(0.17)	(0.09)	(0.04)

Redemption fees retained	—	0.00 †^	0.00 †^	0.06	†

Net asset value, end of period	$17.07	$15.98	$12.78	$12.08

Total return	15.89%	26.74%	6.59%	21.26	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$6,471	$4,204	$3,803	$1,271

Ratio of expenses to
average net assets:
Before expense
reimbursement/recoupment	1.01%	1.07%	1.68%	2.74	%+
After expense
reimbursement/recoupment	1.23%	1.24%	1.24%	1.24	%+

Ratio of net investment income/(loss)
to average net assets:
Before expense
reimbursement/recoupment	0.91%	1.62%	0.52%	(0.87	)%+
After expense
reimbursement/recoupment	0.69%	1.45%	0.96%	0.63	%+

Portfolio turnover rate	71.56%	57.50%	66.71%	44.27	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Financial Highlights
For a share outstanding throughout the period

Class C Shares
				August 16, 2010*
	Year Ended	Year Ended	Year Ended	to
	July 31, 2014	July 31, 2013	July 31, 2012	July 31, 2011
Net asset value, beginning of period	$15.67	$12.55	$11.92	$10.00

Income from investment operations:
Net investment income/(loss)†	(0.01)	0.10	0.03	(0.01)
Net realized and unrealized
gain on investments	2.31	3.11	0.66	1.97
Total from investment operations	2.30	3.21	0.69	1.96

Less distributions:
From net investment income	(0.04)	(0.09)	(0.00)^	(0.02)
From net realized gain
on investments	(1.25)	—	(0.06)	(0.02)
Total distributions	(1.29)	(0.09)	(0.06)	(0.04)

Redemption fees retained	0.00 †^	0.00 †^	0.00 †^	—

Net asset value, end of period	$16.68	$15.67	$12.55	$11.92

Total return	15.02%	25.77%	5.86%	19.66	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$10,139	$7,485	$6,673	$3,395

Ratio of expenses to
average net assets:
Before expense
reimbursement/recoupment	1.76%	1.82%	2.47%	3.35	%+
After expense
reimbursement/recoupment	1.98%	1.99%	1.99%	1.99	%+

Ratio of net investment income/(loss)
to average net assets:
Before expense
reimbursement/recoupment	0.18%	0.89%	(0.26)%	(1.46	)%+
After expense
reimbursement/recoupment	(0.04)%	0.72%	0.22%	(0.10	)%+

Portfolio turnover rate	71.56%	57.50%	66.71%	44.27	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Financial Highlights
For a share outstanding throughout the period

Class I Shares
				August 16, 2010*
	Year Ended	Year Ended	Year Ended	to
	July 31, 2014	July 31, 2013	July 31, 2012	July 31, 2011
Net asset value, beginning of period	$15.95	$12.77	$12.04	$10.00

Income from investment operations:
Net investment income†	0.16	0.23	0.15	0.10
Net realized and unrealized
gain on investments	2.35	3.16	0.67	1.99
Total from investment operations	2.51	3.39	0.82	2.09

Less distributions:
From net investment income	(0.17)	(0.21)	(0.03)	(0.03)
From net realized gain
on investments	(1.25)	—	(0.06)	(0.02)
Total distributions	(1.42)	(0.21)	(0.09)	(0.05)

Redemption fees retained	0.00 †^	0.00 †^	0.00 †^	—

Net asset value, end of period	$17.04	$15.95	$12.77	$12.04

Total return	16.18%	26.93%	6.91%	20.89	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$119,470	$114,220	$52,574	$27,250

Ratio of expenses to
average net assets:
Before expense
reimbursement/recoupment	0.76%	0.82%	1.47%	2.82	%+
After expense
reimbursement/recoupment	0.98%	0.99%	0.99%	0.99	%+

Ratio of net investment income/(loss)
to average net assets:
Before expense
reimbursement/recoupment	1.18%	1.79%	0.74%	(0.94	)%+
After expense
reimbursement/recoupment	0.96%	1.62%	1.22%	0.89	%+

Portfolio turnover rate	71.56%	57.50%	66.71%	44.27	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Financial Highlights
For a share outstanding throughout the period

Class A Shares
				August 16, 2010*
	Year Ended	Year Ended	Year Ended	to
	July 31, 2014	July 31, 2013	July 31, 2012	July 31, 2011
Net asset value, beginning of period	$11.92	$10.68	$11.48	$10.00

Income from investment operations:
Net investment income†	0.72	0.39	0.43	0.45
Net realized and unrealized
gain/(loss) on investments	1.57	1.21	(0.76)	1.32
Total from investment operations	2.29	1.60	(0.33)	1.77

Less distributions:
From net investment income	(0.65)	(0.36)	(0.40)	(0.29)
From net realized gain
on investments	(0.01)	—	(0.08)	(0.00	)^
Total distributions	(0.66)	(0.36)	(0.48)	(0.29)

Redemption fees retained	0.00 †^	0.00 †^	0.01 †	0.00	†^

Net asset value, end of period	$13.55	$11.92	$10.68	$11.48

Total return	19.41%	15.11%	-2.66%	17.76	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$18,478	$15,059	$4,860	$1,900

Ratio of expenses to
average net assets:
Before expense
reimbursement/recoupment	1.12%	1.34%	2.40%	3.67	%+
After expense
reimbursement/recoupment	1.24%	1.24%	1.24%	1.24	%+

Ratio of net investment income
to average net assets:
Before expense
reimbursement/recoupment	5.61%	3.27%	2.84%	1.54	%+
After expense
reimbursement/recoupment	5.49%	3.37%	4.00%	3.97	%+

Portfolio turnover rate	45.47%	35.48%	72.95%	38.75	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Financial Highlights
For a share outstanding throughout the period

Class C Shares
				August 16, 2010*
	Year Ended	Year Ended	Year Ended	to
	July 31, 2014	July 31, 2013	July 31, 2012	July 31, 2011
Net asset value, beginning of period	$11.85	$10.64	$11.44	$10.00

Income from investment operations:
Net investment income†	0.57	0.29	0.35	0.37
Net realized and unrealized
gain/(loss) on investments	1.60	1.21	(0.76)	1.33
Total from investment operations	2.17	1.50	(0.41)	1.70

Less distributions:
From net investment income	(0.56)	(0.29)	(0.32)	(0.26)
From net realized gain
on investments	(0.01)	—	(0.08)	(0.00	)^
Total distributions	(0.57)	(0.29)	(0.40)	(0.26)

Redemption fees retained	—	0.00 †^	0.01 †	—

Net asset value, end of period	$13.45	$11.85	$10.64	$11.44

Total return	18.48%	14.23%	-3.37%	17.00	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,895	$6,145	$5,921	$3,661

Ratio of expenses to
average net assets:
Before expense
reimbursement/recoupment	1.87%	2.15%	3.18%	4.30	%+
After expense
reimbursement/recoupment	1.99%	1.99%	1.99%	1.99	%+

Ratio of net investment income
to average net assets:
Before expense
reimbursement/recoupment	4.53%	2.34%	2.05%	0.97	%+
After expense
reimbursement/recoupment	4.41%	2.50%	3.24%	3.28	%+

Portfolio turnover rate	45.47%	35.48%	72.95%	38.75	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Financial Highlights
For a share outstanding throughout the period

Class I Shares
				August 16, 2010*
	Year Ended	Year Ended	Year Ended	to
	July 31, 2014	July 31, 2013	July 31, 2012	July 31, 2011
Net asset value, beginning of period	$11.96	$10.70	$11.51	$10.00

Income from investment operations:
Net investment income†	0.72	0.43	0.47	0.45
Net realized and unrealized
gain/(loss) on investments	1.60	1.21	(0.78)	1.36
Total from investment operations	2.32	1.64	(0.31)	1.81

Less distributions:
From net investment income	(0.68)	(0.38)	(0.42)	(0.30)
From net realized gain
on investments	(0.01)	—	(0.08)	(0.00	)^
Total distributions	(0.69)	(0.38)	(0.50)	(0.30)

Redemption fees retained	0.00 †^	0.00 †^	0.00 †^	0.00	†^

Net asset value, end of period	$13.59	$11.96	$10.70	$11.51

Total return	19.64%	15.52%	-2.53%	18.16	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$127,799	$72,140	$19,644	$8,703

Ratio of expenses to
average net assets:
Before expense
reimbursement/recoupment	0.87%	1.08%	2.14%	4.56	%+
After expense
reimbursement/recoupment	0.99%	0.99%	0.99%	0.99	%+

Ratio of net investment income
to average net assets:
Before expense
reimbursement/recoupment	5.64%	3.58%	3.25%	0.51	%+
After expense
reimbursement/recoupment	5.52%	3.67%	4.40%	4.08	%+

Portfolio turnover rate	45.47%	35.48%	72.95%	38.75	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Financial Highlights
For a share outstanding throughout the period

Class A Shares
				August 16, 2010*
	Year Ended	Year Ended	Year Ended	to
	July 31, 2014	July 31, 2013	July 31, 2012	July 31, 2011
Net asset value, beginning of period	$16.07	$12.17	$12.91	$10.00

Income from investment operations:
Net investment income/(loss)†	(0.04)	0.00 ^	(0.02)	(0.13)
Net realized and unrealized
gain/(loss) on investments	1.75	3.94	(0.72)	3.17
Total from investment operations	1.71	3.94	(0.74)	3.04

Less distributions:
From net investment income	—	(0.04)	—	—
From net realized gain
on investments	(2.40)	—	—	(0.13)
Total distributions	(2.40)	(0.04)	—	(0.13)

Redemption fees retained	—	0.00 †^	0.00 †^	0.00	†^

Net asset value, end of period	$15.38	$16.07	$12.17	$12.91

Total return	10.57%	32.48%	-5.73%	30.42	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$3,748	$3,459	$2,088	$1,676

Ratio of expenses to
average net assets:
Before expense reimbursement	2.79%	3.13%	4.21%	5.78	%+
After expense reimbursement	1.44%	1.44%	1.44%	1.44	%+

Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	(1.58)%	(1.67)%	(2.95)%	(5.36	)%+
After expense reimbursement	(0.23)%	0.02%	(0.18)%	(1.02	)%+

Portfolio turnover rate	98.91%	93.42%	110.38%	98.48	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Financial Highlights
For a share outstanding throughout the period

Class I Shares
				August 16, 2010*
	Year Ended	Year Ended	Year Ended	to
	July 31, 2014	July 31, 2013	July 31, 2012	July 31, 2011
Net asset value, beginning of period	$16.18	$12.24	$12.94	$10.00

Income from investment operations:
Net investment income/(loss)†	0.00 ^	0.04	0.01	(0.08)
Net realized and unrealized
gain/(loss) on investments	1.76	3.95	(0.71)	3.15
Total from investment operations	1.76	3.99	(0.70)	3.07

Less distributions:
From net investment income	—	(0.05)	—	—
From net realized gain
on investments	(2.40)	—	—	(0.13)
Total distributions	(2.40)	(0.05)	—	(0.13)

Redemption fees retained	—	0.00 †^	0.00 †^	—

Net asset value, end of period	$15.54	$16.18	$12.24	$12.94

Total return	10.83%	32.75%	-5.41%	30.72	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$7,516	$6,915	$5,243	$5,278

Ratio of expenses to
average net assets:
Before expense reimbursement	2.54%	2.90%	3.98%	6.28	%+
After expense reimbursement	1.19%	1.19%	1.19%	1.19	%+

Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	(1.34)%	(1.42)%	(2.72)%	(5.77	)%+
After expense reimbursement	0.01%	0.29%	0.07%	(0.68	)%+

Portfolio turnover rate	98.91%	93.42%	110.38%	98.48	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Notes to Financial Statements
at July 31, 2014

NOTE 1 – ORGANIZATION

The O’Shaughnessy All Cap Core Fund (the “All Cap Core Fund”), O’Shaughnessy Enhanced Dividend Fund (the “Enhanced Dividend Fund”), and the O’Shaughnessy Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Funds, which are all diversified funds, began operations on August 16, 2010. The investment objectives of the All Cap Core and Small/Mid Cap Growth Funds are to seek long-term capital appreciation and the investment objective of the Enhanced Dividend Fund is to seek long-term capital appreciation and income.

The All Cap Core Fund and the Enhanced Dividend Fund currently offer Class A shares, Class C shares and Class I shares. The Small/Mid Cap Growth Fund currently offers Class A shares and Class I shares. Class A shares may be subject to a 5.25% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  Class C shares may be subject to a CDSC of 1% on redemptions held for one year or less after purchase.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax years 2011-2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The All Cap Core Fund and the Small/Mid Cap Growth Fund distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The Enhanced Dividend Fund distributes substantially all net investment income, if any, monthly, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2014

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended July 31, 2014, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
All Cap Core Fund	$(45,107)	$45,107	$—
Enhanced Dividend Fund	(1,069)	1,069	—
Small/Mid Cap Growth Fund	12,455	(2)	(12,453)

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fee: The Funds charge a 2.00% redemption fee to shareholders who redeem shares held 90 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.
During the year ended July 31, 2014, the Funds retained redemption fees as follows:

	Class A	Class C	Class I
All Cap Core Fund	$—	$500	$1,755
Enhanced Dividend Fund	3,076	—	9,587
Small/Mid Cap Growth Fund	—	N/A	—

G.
REITs:  The All Cap Core Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of July 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2014

NOTE 3 – SECURITIES VALUATION (Continued)

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks and preferred stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of July 31, 2014:

O’Shaughnessy All Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$24,513,395	$—	$—	$24,513,395
Consumer Staples	6,587,474	—	—	6,587,474
Energy	11,979,552	—	—	11,979,552
Financials	10,669,796	—	—	10,669,796
Health Care	16,072,444	—	—	16,072,444
Industrials	25,200,150	—	—	25,200,150
Information Technology	23,370,207	—	—	23,370,207
Materials	7,982,703	—	—	7,982,703
Telecommunication Services	9,252,056	—	—	9,252,056
Utilities	1,024,273	—	—	1,024,273
Total Common Stocks	136,652,050	—	—	136,652,050
REITS	134,925	—	—	134,925
Total Investments in Securities	$136,786,975	$—	$—	$136,786,975

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2014

NOTE 3 – SECURITIES VALUATION (Continued)

O’Shaughnessy Enhanced Dividend Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$6,464,857	$—	$—	$6,464,857
Consumer Staples	9,347,894	—	—	9,347,894
Energy	49,169,026	—	—	49,169,026
Financials	12,333,738	—	—	12,333,738
Health Care	2,735,379	—	—	2,735,379
Industrials	5,136,103	—	—	5,136,103
Information Technology	5,065,117	—	—	5,065,117
Materials	6,886,893	—	—	6,886,893
Telecommunication Services	51,030,365	—	—	51,030,365
Total Common Stocks	148,169,372	—	—	148,169,372
Preferred Stocks
Telecommunication Services	4,094,762	—	—	4,094,762
Total Preferred Stocks	4,094,762	—	—	4,094,762
Total Investments in Securities	$152,264,134	$—	$—	$152,264,134

O’Shaughnessy Small/Mid Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,661,422	$—	$—	$2,661,422
Consumer Staples	511,289	—	—	511,289
Energy	981,966	—	—	981,966
Financials	110,855	—	—	110,855
Health Care	1,180,430	—	—	1,180,430
Industrials	2,869,222	—	—	2,869,222
Information Technology	2,014,976	—	—	2,014,976
Materials	626,384	—	—	626,384
Telecommunication Services	252,136	—	—	252,136
Total Common Stocks	11,208,680	—	—	11,208,680
Total Investments in Securities	$11,208,680	$—	$—	$11,208,680

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks and preferred stocks by industry classification. Transfers between levels are recognized at July 31, 2014, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the year ended July 31, 2014.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended July 31, 2014, O’Shaughnessy Asset Management, LLC (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth Fund pay fees calculated at an annual rate of 0.55%, 0.65%, and 0.60%, respectively, based upon the average daily net assets of each Fund.  For the year ended July 31, 2014, the All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth Fund incurred $755,955, $854,998, and $65,169 in advisory fees, respectively.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2014

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses as follows:

	Class A	Class C	Class I
All Cap Core Fund	1.24%	1.99%	0.99%
Enhanced Dividend Fund	1.24%	1.99%	0.99%
Small/Mid Cap Growth Fund	1.44%	N/A	1.19%
	percent of average daily net assets

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended July 31, 2014, the Advisor recouped $299,541 and $164,302 in previously waived expenses for the All Cap Core Fund and the Enhanced Dividend Fund, respectively. For the year ended July 31, 2014, the Advisor reduced its fees in the amount of $146,530 for the Small/Mid Cap Growth Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2015	2016	2017	Total
All Cap Core Fund	$—	$—	$—	$—
Enhanced Dividend Fund	240,553	58,134	—	298,687
Small/Mid Cap Growth Fund	188,615	146,974	146,530	482,119

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. Certain officers of the Funds are also employees of the Administrator.

For the year ended July 31, 2014, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
Administration	$49,002	$49,002	$41,475
Fund Accounting	51,185	47,119	45,479
Transfer Agency (excludes out-of-pocket expenses)	50,513	48,654	25,393
Custody	13,139	11,107	14,494
Chief Compliance Officer	7,999	7,999	7,999

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2014

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

At July 31, 2014, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
Administration	$7,998	$7,443	$6,541
Fund Accounting	8,826	7,928	8,137
Transfer Agency (excludes out-of-pocket expenses)	7,364	6,558	4,227
Chief Compliance Officer	1,332	1,333	1,333
Custody	2,738	1,255	3,543

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares and up to 1.00% of the All Cap Core Fund’s and Enhanced Dividend Fund’s Class C shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended July 31, 2014, the Funds paid the Distributor as follows:

	Class A	Class C
All Cap Core Fund	$13,180	$90,873
Enhanced Dividend Fund	53,678	73,705
Small/Mid Cap Growth Fund	9,673	N/A

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Funds may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended July 31, 2014, the All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth did not accrue shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
All Cap Core Fund	$96,688,267	$102,555,683
Enhanced Dividend Fund	103,148,596	58,506,193
Small/Mid Cap Growth Fund	10,568,829	10,735,123

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2014

NOTE 8 – LINES OF CREDIT

The All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth Fund have lines of credit in the amount of $3,500,000, $2,000,000, and $1,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended July 31, 2014, the Funds did not draw upon their lines of credit.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended July 31, 2014 and the year ended July 31, 2013 was as follows:

	All Cap		Enhanced		Small/Mid Cap
	Core Fund		Dividend Fund		Growth Fund
	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
	2014	2013	2014	2013	2014	2013
Ordinary Income	$1,401,110	$1,378,413	$7,160,228	$1,987,156	$—	$31,602
Long-term Capital Gains	9,841,995	—	43,934	—	1,510,568	—

Ordinary income distributions may include dividends paid from short-term capital gains.

As of July 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

	All Cap Core	Enhanced	Small/Mid Cap
	Fund	Dividend Fund	Growth Fund
Cost of investments (a)	$119,394,229	$141,736,618	$10,508,302
Gross tax unrealized appreciation	19,068,404	15,532,273	1,238,751
Gross tax unrealized depreciation	(1,675,658)	(5,005,017)	(538,374)
Net tax unrealized appreciation	17,392,746	10,527,256	700,377
Undistributed ordinary income	583,168	8,475	—
Undistributed long-term capital gain	18,274,069	7,966,966	1,648,940
Total distributable earnings	18,857,237	7,975,441	1,648,940
Other accumulated gains/(losses)	—	—	(5,285)
Total accumulated earnings/(losses)	$36,249,983	$18,502,697	$2,344,032

(a)	The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

The Enhanced Dividend Fund utilized capital loss carryforwards in the amount of $386,589 during the year ended July 31, 2014.

At July 31, 2014, the Small/Mid Cap Growth Fund deferred, on a tax basis, post-October losses of $5,285.

O’Shaughnessy Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
O’Shaughnessy Mutual Funds

We have audited the accompanying statements of assets and liabilities of O’Shaughnessy All Cap Core Fund, O’Shaughnessy Enhanced Dividend Fund, and O’Shaughnessy Small/Mid Cap Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of July 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 16, 2010 (commencement of operations) to July 31, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of O’Shaughnessy All Cap Core Fund, O’Shaughnessy Enhanced Dividend Fund, and O’Shaughnessy Small/Mid Cap Fund as of July 31, 2014, the results of their operations for the year then ended, the change in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended and for the period August 16, 2010 to July 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2014

O’Shaughnessy Mutual Funds

Notice to Shareholders
at July 31, 2014 (Unaudited)

For the year ended July 31, 2014, the All Cap Core Fund and the Enhanced Dividend Fund designated $1,401,110 and $7,160,228, respectively, as ordinary income for purposes of the dividends paid deduction.

For the year ended July 31, 2014, certain dividends paid by the O’Shaughnessy Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%, 100.00%, and 0.00% for the All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended July 31, 2014 was 100.00%, 15.31%, and 0.00% for the All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended July 31, 2014 was 10.80%, 0.00%, and 0.00% for the All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth Fund, respectively.

For the year ended July 31, 2014, the Enhanced Dividend Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to section 853 of the Internal Revenue Code as follows:

	Foreign Sourced Income Earned	Taxes Paid
Australia	$250,852	$—
Bermuda	53,315	8,179
Brazil	331,793	20,955
Canada	1,090,862	163,629
China	30,171	3,050
Colombia	381,461	—
Germany	261,324	—
Great Britain	3,184,673	—
France	635,481	195,286
Hong Kong	99,345	9,934
Ireland	68,918	—
Italy	195,416	32,367
Japan	312,835	28,418
Netherlands	119,718	17,958
Norway	15,107	3,777
Russia	477,673	72,254
South Africa	19,733	2,960
South Korea	25,559	4,756
Switzerland	442,869	—
United States	1,152,093	564

O’Shaughnessy Mutual Funds

Notice to Shareholders (Continued)
at July 31, 2014 (Unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-291-7827 or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2014

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available without charge, upon request, by calling 1-877-291-7827.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-291-7827.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-291-7827 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

O’Shaughnessy Mutual Funds

Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex	Held During
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree (age 68)	Trustee	Indefinite	Director, Alpha Gamma Delta	6	Trustee,
615 E. Michigan Street		term since	Housing Corporation (collegiate		Advisors Series
Milwaukee, WI 53202		March 2014.	housing management) (2012 to		Trust (for series
			present); Trustee and Chair		not affiliated with
			(2000 to 2012), New Covenant		the Funds);
			Mutual Funds (1999-2012);		Independent
			Director and Board Member,		Trustee from
			Alpha Gamma Delta Foundation		1999 to 2012,
			(philanthropic organization)		New Covenant
			(2005 to 2011).		Mutual Funds.

Donald E. O’Connor (age 78)	Trustee	Indefinite	Retired; former Financial Consultant	6	Trustee,
615 E. Michigan Street		term since	and former Executive Vice President		Advisors Series
Milwaukee, WI 53202		February 1997.	and Chief Operating Officer of ICI		Trust (for series
			Mutual Insurance Company		not affiliated with
			(until January 1997).		the Funds);
Trustee, The
Forward Funds
(33 portfolios).

George J. Rebhan (age 80)	Trustee	Indefinite	Retired; formerly President, Hotchkis	6	Trustee,
615 E. Michigan Street		term since	and Wiley Funds (mutual funds)		Advisors Series
Milwaukee, WI 53202		May 2002.	(1985 to 1993).		Trust (for series
not affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford (age 74)	Trustee	Indefinite	Retired; formerly Senior Vice	6	Trustee,
615 E. Michigan Street		term since	President, Federal Home Loan		Advisors Series
Milwaukee, WI 53202		February 1997.	Bank of San Francisco.		Trust (for series
not affiliated with
the Funds).
Interested Trustee

Joe D. Redwine(4) (age 67)	Interested	Indefinite	President, CEO, U.S. Bancorp Fund	6	Trustee,
615 E. Michigan Street	Trustee	term since	Services, LLC (May 1991 to present).		Advisors Series
Milwaukee, WI 53202		September 2008.			Trust (for series
not affiliated with
the Funds).

O’Shaughnessy Mutual Funds

Information About Trustees and Officers (Continued)
(Unaudited)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine (age 67)	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	and Chief	term since	(May 1991 to present).
Milwaukee, WI 53202	Executive	September 2007.
Officer

Douglas G. Hess (age 47)	President	Indefinite	Senior Vice President, Compliance and Administration, U.S. Bancorp
615 E. Michigan Street	and	term since	Fund Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Principal	June 2003.
Executive
Officer

Cheryl L. King (age 52)	Treasurer	Indefinite	Vice President, Compliance and Administration, U.S. Bancorp
615 E. Michigan Street	and	term since	Fund Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Principal	December 2007.
Financial
Officer

Kevin J. Hayden (age 43)	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
615 E. Michigan Street	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
Milwaukee, WI 53202		September 2013.

Albert Sosa (age 43)	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
615 E. Michigan Street	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2004 to present).
Milwaukee, WI 53202		September 2013.

Michael L. Ceccato (age 56)	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	President,	term since	(February 2008 to present); General Counsel/Controller,
Milwaukee, WI 53202	Chief	September 2009.	Steinhafels, Inc. (September 1995 to February 2008).
Compliance
Officer and
AML Officer

Jeanine M. Bajczyk, Esq. (age 49)	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		term since	(May 2006 to present).
Milwaukee, WI 53202		June 2007.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of July 31, 2014, the Trust is comprised of 44 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities and Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-291-7827.

(This Page Intentionally Left Blank.)

O’Shaughnessy Mutual Funds

Privacy Notice

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-291-7827.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2014	FYE 7/31/2013
Audit Fees	$53,700	$49,200
Audit-Related Fees	N/A	N/A
Tax Fees	$9,600	$9,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2014	FYE 7/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2014	FYE 7/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   10/2/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   10/2/14

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   10/2/14

* Print the name and title of each signing officer under his or her signature.